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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): September 24, 2001


                              BOWATER INCORPORATED
             (Exact name of registrant as specified in its charter)


Delaware                            1-8712                  62-0721803
(State or other jurisdiction        (Commission             (IRS Employer
of incorporation)                   File Number)            Identification No.)


                             55 East Camperdown Way
                                  P.O. Box 1028
                        Greenville, South Carolina 29602
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (864) 271-7733


(Former name or former address, if changed since last report): Not applicable.




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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.


         Pursuant to a Plan of Arrangement dated as of April 1, 2001, between Bowater Incorporated and Alliance Forest Products Inc., at 12:01 a.m. on September 24, 2001, Bowater, through Bowater Canadian Holdings Incorporated and Bowater Canada Inc., acquired 100% of the outstanding common shares of Alliance. Under the Plan of Arrangement, each holder of Alliance common shares was entitled to receive for each such share, C$13.00 in cash, without interest, and either (i) 0.166 exchangeable shares of Bowater Canada or (ii) 0.166 shares of Bowater's common stock. Each exchangeable share of Bowater Canada may be exchanged for one share of Bowater's common stock, plus all payable and unpaid dividends, if any, on a share of Bowater's common stock. Cash was paid in lieu of fractional shares. The aggregate consideration payable to holders of Alliance common shares consisted of approximately 4,179,626 shares of Bowater's common stock, 856,237 exchangeable shares of Bowater Canada and C$394,409,090.00 (US$251,048,230.00).


         Bowater funded the cash portion of the acquisition price by borrowing under a Bridge Credit Agreement dated as of July 2, 2001 among Bowater, The Chase Manhattan Bank, as Administrative Agent, J.P. Morgan Securities Inc., and Goldman Sachs Credit Partners, L.P.


         A copy of the press release issued by Bowater on September 24, 2001 with respect to effectiveness of the Arrangement is attached hereto as Exhibit
99.1 and is incorporated herein by reference.


         Additional information required by Item 2 of Form 8-K was previously reported (as defined in Rule 12b-2 under the Securities and Exchange Act of 1934) in Bowater's Registration Statement on Form S-3, Registration No. 333-62348 (the "Registration Statement").

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.


         (a)-(b) The following documents are filed as part of this report:


1. Financial Statements of Alliance Forest Products Inc. (Incorporated by reference to pages F-1 through F-32 of the prospectus included in the Registration Statement.)


2. Unaudited Pro Forma Condensed Consolidated Financial Statements (to be filed by amendment no later than December 8, 2001).

         (c)      Exhibits:

             Exhibit No.            Description
             -----------            -----------

                  2 Arrangement Agreement dated as of April 1, 2001, by and between Bowater Incorporated and Alliance Forest Products Inc. (incorporated by reference to Exhibit 2.1 to Bowater's Quarterly Report on Form 10-Q for the period ended March 31, 2001).

                  99.1 Press release issued by Bowater Incorporated on September 24, 2001.

                  99.2 Bridge Credit Agreement, dated as of July 2, 2001, among Bowater Incorporated, The Chase Manhattan Bank, as Administrative Agent, and the lenders signatory thereto (incorporated by reference to Exhibit 10.3 to Bowater's Quarterly Report on Form 10-Q for the period ended June 30, 2001).


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            BOWATER INCORPORATED
                                            (Registrant)


Date: October 9, 2001               By:     /s/ David G. Maffucci
                                            ---------------------
                                            Name: David G. Maffucci
                                            Title: Senior Vice President
                                            and Chief Financial Officer


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Exhibit Index

The following exhibits are filed herewith or incorporated herein by reference:


             Exhibit No.                    Description
             -----------                    -----------

                  2 Arrangement Agreement dated as of April 1, 2001, by and between Bowater Incorporated and Alliance Forest Products Inc. (incorporated by reference to Exhibit
                           2.1 to Bowater's Quarterly Report on Form 10-Q for the period ended March 31, 2001).

                  99.1 Press release issued by Bowater Incorporated on September 24, 2001.

                  99.2 Bridge Credit Agreement, dated as of July 2, 2001, among Bowater Incorporated, The Chase Manhattan Bank, as Administrative Agent, and the lenders signatory thereto (incorporated by reference to Exhibit 10.3 to Bowater's Quarterly Report on Form 10-Q for the period ended June 30, 2001).